UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2015

Hooker Furniture Corporation
(Exact name of registrant as specified in its charter)

Virginia	000-25349	54-0251350
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

440 East Commonwealth Boulevard, Martinsville, VA	24112
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (276) 632-0459

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 21, 2015, the Board of Directors (the "Board") of Hooker Furniture Corporation (the "Company") elected Ellen Connelly Taaffe to the Company's Board effective July 21, 2015, to serve until the next Election of Directors. Additionally, and consistent with the Board's "Committees of the Whole" approach to corporate governance, Mrs. Taaffe will serve on all of the Board's committees which include the Nominating and Corporate Governance Committee, the Compensation Committee and the Audit Committee.

Item 8.01. Other Events.

On July 22, 2015 the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated July 22, 2015

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hooker Furniture Corporation (Registrant)
July 22, 2015 (Date)	/s/ PAUL A. HUCKFELDT Paul A. Huckfeldt Senior Vice-President - Finance and Accounting Chief Financial Officer

Exhibit Index
99.1	Press release dated July 22, 2015